Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350
In connection with the Annual Report on Form 10-K for the year ended December 31, 2016 of Parsley Energy, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ryan Dalton, Executive Vice President—Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2017	By:	/s/ Ryan Dalton
Ryan Dalton
Executive Vice President—Chief Financial Officer